Exhibit 31.2
CERTIFICATION

I, Stephen V. Ciancarelli, Senior Vice President and Chief Financial Officer of Southern Connecticut Bancorp, Inc. (the “Corporation”), certify that:

1.           I have reviewed this annual report on Form 10-K of the Corporation;

2.           Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.           Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Corporation as of, and for, the periods presented in this annual report;

4.           The Corporation’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and  internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the Corporation and have:
(a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;
(b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c)           Evaluated the effectiveness of the Corporation’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and
(d)           Disclosed in this report any change in the Corporation’s internal controls over financial reporting that occurred during the most recent fiscal quarter (the Corporation’s  fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting; and

5.           The Corporation’s other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the Corporation’s auditors and the audit committee of the Corporation’s board of directors (or persons performing the equivalent functions):
(a)           All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information; and
(b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls over financial reporting.

Date: March 27, 2009
By: /s/ STEPHEN V. CIANCARELLI Stephen V. Ciancarelli Senior Vice President and Chief Financial Officer